Exhibit 99.1
Consent of Director Nominee
Kalera Public Limited Company is filing a Registration Statement on Form S-4 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the business combination agreement dated as of January 30, 2022, as it may be amended from time to time, by and among Agrico Acquisition Corp., Kalera AS, Kalera Public Limited Company (previously Figgreen Limited), Kalera Cayman Merger Sub and Kalera Luxembourg Merger Sub SARL. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Kalera Public Limited Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent (the "Consent") as an exhibit to such Registration Statement and any amendments thereto.
IN WITNESS WHEREOF, the undersigned has executed this Consent as of May 9, 2022.

By:	/s/ Robert Arnall

Name:	Robert Arnall

Consent of Director Nominee
Kalera Public Limited Company is filing a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the business combination agreement dated as of January 30, 2022, as it may be amended from time to time, by and among Agrico Acquisition Corp., Kalera AS, Kalera Public Limited Company (previously Figgreen Limited), Kalera Cayman Merger Sub and Kalera Luxembourg Merger Sub SARL. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Kalera Public Limited Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent (the “Consent”) as an exhibit to such Registration Statement and any amendments thereto.
IN WITNESS WHEREOF, the undersigned has executed this Consent as of May 9, 2022.

By:	/s/ Umur Hursever

Name:	Umur Hursever

Consent of Director Nominee
Kalera Public Limited Company is filing a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the business combination agreement dated as of January 30, 2022, as it may be amended from time to time, by and among Agrico Acquisition Corp., Kalera AS, Kalera Public Limited Company (previously Figgreen Limited), Kalera Cayman Merger Sub and Kalera Luxembourg Merger Sub SARL. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Kalera Public Limited Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent (the “Consent”) as an exhibit to such Registration Statement and any amendments thereto.
IN WITNESS WHEREOF, the undersigned has executed this Consent as of May 9, 2022.

By:	/s/ Sonny Perdue

Name:	Sonny Perdue

Consent of Director Nominee
Kalera Public Limited Company is filing a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the business combination agreement dated as of January 30, 2022, as it may be amended from time to time, by and among Agrico Acquisition Corp., Kalera AS, Kalera Public Limited Company (previously Figgreen Limited), Kalera Cayman Merger Sub and Kalera Luxembourg Merger Sub SARL. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Kalera Public Limited Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent (the “Consent”) as an exhibit to such Registration Statement and any amendments thereto.
IN WITNESS WHEREOF, the undersigned has executed this Consent as of May 9, 2022.

By:	/s/ Faisal AlMeshal

Name:	Faisal AlMeshal

Consent of Director Nominee
Kalera Public Limited Company is filing a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the business combination agreement dated as of January 30, 2022, as it may be amended from time to time, by and among Agrico Acquisition Corp., Kalera AS, Kalera Public Limited Company (previously Figgreen Limited), Kalera Cayman Merger Sub and Kalera Luxembourg Merger Sub SARL. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Kalera Public Limited Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent (the “Consent”) as an exhibit to such Registration Statement and any amendments thereto.
IN WITNESS WHEREOF, the undersigned has executed this Consent as of May 9, 2022.

By:	/s/ Maria Sastre

Name:	Maria Sastre

Consent of Director Nominee
Kalera Public Limited Company is filing a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the business combination agreement dated as of January 30, 2022, as it may be amended from time to time, by and among Agrico Acquisition Corp., Kalera AS, Kalera Public Limited Company (previously Figgreen Limited), Kalera Cayman Merger Sub and Kalera Luxembourg Merger Sub SARL. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Kalera Public Limited Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent (the “Consent”) as an exhibit to such Registration Statement and any amendments thereto.
IN WITNESS WHEREOF, the undersigned has executed this Consent as of May 9, 2022.

By:	/s/ Curtis McWilliams

Name:	Curtis McWilliams

Consent of Director Nominee
Kalera Public Limited Company is filing a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the business combination agreement dated as of January 30, 2022, as it may be amended from time to time, by and among Agrico Acquisition Corp., Kalera AS, Kalera Public Limited Company (previously Figgreen Limited), Kalera Cayman Merger Sub and Kalera Luxembourg Merger Sub SARL. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Kalera Public Limited Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent (the “Consent”) as an exhibit to such Registration Statement and any amendments thereto.
IN WITNESS WHEREOF, the undersigned has executed this Consent as of May 9, 2022.

By:	/s/ Brent de Jong

Name:	Brent de Jong

Consent of Director Nominee
Kalera Public Limited Company is filing a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the business combination agreement dated as of January 30, 2022, as it may be amended from time to time, by and among Agrico Acquisition Corp., Kalera AS, Kalera Public Limited Company (previously Figgreen Limited), Kalera Cayman Merger Sub and Kalera Luxembourg Merger Sub SARL. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Kalera Public Limited Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent (the “Consent”) as an exhibit to such Registration Statement and any amendments thereto.
IN WITNESS WHEREOF, the undersigned has executed this Consent as of May 9, 2022.

By:	/s/ Andrea Weiss

Name:	Andrea Weiss

Consent of Director Nominee
Kalera Public Limited Company is filing a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the business combination agreement dated as of January 30, 2022, as it may be amended from time to time, by and among Agrico Acquisition Corp., Kalera AS, Kalera Public Limited Company (previously Figgreen Limited), Kalera Cayman Merger Sub and Kalera Luxembourg Merger Sub SARL. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Kalera Public Limited Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent (the “Consent”) as an exhibit to such Registration Statement and any amendments thereto.
IN WITNESS WHEREOF, the undersigned has executed this Consent as of May 9, 2022.

By:	/s/ Dr. Cristian Toma

Name: Dr. Cristian Toma